                                                                  EXHIBIT (d)(2)

                               LETTER OF TRANSMITTAL
                         TO TENDER SHARES OF COMMON STOCK

                                        OF

                              HILITE INDUSTRIES, INC.
                         PURSUANT TO ITS OFFER TO PURCHASE
                                 DATED MAY 3, 1999

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
               TIME, ON FRIDAY, MAY 28, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

              By Mail:                             By Hand:                      By Overnight Courier:
             2 Broadway                           2 Broadway                           2 Broadway
             19th Floor                           19th Floor                           19th Floor
         New York, NY 10004                   New York, NY 10004                   New York, NY 10004

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "DTC") pursuant to the book-entry transfer procedure described in "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates or deliver confirmation of the book entry transfer of the Shares into the Depositary's Account at the DTC ("Book-Entry Confirmation") and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "THE TENDER OFFER -- Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase) and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "THE TENDER
OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

---------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                        SHARE CERTIFICATE(S) AND
             (PLEASE FILL IN EXACTLY AS NAME(S)                                  SHARE(S) TENDERED
             APPEAR(S) ON SHARE CERTIFICATE(S))                       (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER
                                                                                     OF SHARES
                                                                    SHARE          EVIDENCED BY
                                                                 CERTIFICATE           SHARE        NUMBER OF SHARES
                                                                  NUMBER(S)       CERTIFICATE(S)        TENDERED
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------
                                                                TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------

 * Need not be completed by stockholders delivering Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution: ___________________________________________

      Account Number: __________________________________________________________

      Transaction Code Number: _________________________________________________

--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
       FOLLOWING:

      Name(s) of Registered Holder(s): _________________________________________


      Window Ticket Number (if any): ___________________________________________


      Date of Execution of Notice of Guaranteed Delivery: ______________________


      Name of Institution which Guaranteed Delivery: ___________________________


      If delivery is by book-entry transfer, give the following: _______________


      DTC Account Number: ______________________________________________________


      Transaction Code Number: _________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Hilite Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of common stock, $0.01 par value per share (the "Shares"), pursuant to the Company's offer to purchase all outstanding Shares, at a price of $14.25 per Share, net to the seller in cash (such amount, or any greater amount per Share paid pursuant to the Offer (as defined below), being referred to herein as the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 3, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares tendered herewith and all dividends and distributions (including, without limitation, distributions of additional Shares) made in respect of such Shares on or after May 3, 1999 other than the dividend of $0.025 per Share declared on April 26, 1999 and payable on or about May 25, 1999 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith and all Distributions, that when such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the assignment and transfer of the Shares tendered herewith and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Company in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the DTC. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares tendered hereby.

    SPECIAL PAYMENT INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 5, 6 AND 7)                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for              To be completed ONLY if the check for the
    the purchase price of Shares or Share                  purchase price of Shares purchased or Share
    Certificates evidencing Shares not tendered            Certificates evidencing Shares not tendered
    or not purchased is to be issued in the name           or not purchased are to be mailed to someone
    of someone other than the undersigned, or if           other than the undersigned, or the
    Shares tendered hereby and delivered by                undersigned at an address other than that
    book-entry transfer which are not purchased            shown under "Description of Shares
    are to be returned by credit to an account             Tendered."
    at the DTC other than that designated above.

    Issue    [ ] Check   [ ] Share                         Mail     [ ] Check  [ ] Share Certificate(s)
    Certificate(s) to:                                     to:

    Name:                                                  Name:
    --------------------------------------------           --------------------------------------------
    (PLEASE PRINT)                                         (PLEASE PRINT)

    Address:                                               Address:
    --------------------------------------------           --------------------------------------------
    --------------------------------------------           --------------------------------------------
    --------------------------------------------           --------------------------------------------
    (INCLUDE ZIP CODE)                                     (INCLUDE ZIP CODE)
    TAXPAYER IDENTIFICATION NUMBER OR                      TAXPAYER IDENTIFICATION NUMBER OR
    SOCIAL SECURITY NUMBER:                                SOCIAL SECURITY NUMBER:
    --------------------------------------------           --------------------------------------------

    [ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

    --------------------------------------------
                  (ACCOUNT NUMBER)

                                   IMPORTANT:
                             STOCKHOLDERS SIGN HERE

                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

X
--------------------------------------------------------------------------------
                                                                          : Sign

X
--------------------------------------------------------------------------------
                                                                          : Here
                           SIGNATURE(S) OF HOLDER(S)

Dated:
---------------------------------------------, 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

Name(s):
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                    (PLEASE PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone No.:
----------------------------------------------------------------------------

Tax Identification or Social Security No.:
----------------------------------------------------------------

                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.

       FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

--------------------------------------------------------------------------------

PAYER'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY
-------------------------------------------------------------------------------------------------------------------

  SUBSTITUTE                     PART I -- Taxpayer Identification          ---------------------------------
  FORM W-9                       Number -- For all accounts, enter your     Social Security Number
                                           taxpayer identification          or
                                           number in the box at right.      Taxpayer Identification Number
                                           (For most individuals, this      (If awaiting TIN write "Applied for")
                                           is your social security
                                           number. If you do not have a
                                           number, see Obtaining a
                                           Number in the enclosed
                                           Guidelines.) Certify by
                                           signing and dating below.
                                           Note: If the account is in
                                           more than one name, see the
                                           chart in the enclosed
                                           Guidelines to determine which    ---------------------------------
                                           number to give the payer.
-------------------------------------------------------------------------------------------------------------------

  PART II -- For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
  [PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)]
  CERTIFICATION -- Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
      Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------------------------
  SIGNATURE __________________________________________________________                  DATE ________________, 1999
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the DTC of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in "THE TENDER OFFER -- Section
1. Terms of the Offer; Expiration Date" of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "THE TENDER
OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the DTC of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, a Book-Entry Confirmation (as defined in "THE TENDER OFFER
 -- Section 2. Acceptance for Payment and Payment for Shares" of the Offer to Purchase)), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market ("Nasdaq") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the DTC, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Shares tendered herewith are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, the Share Certificate(s) evidencing the Shares tendered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered herewith is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Stockholders delivering Shares tendered herewith by book-entry transfer may request that Shares not purchased be credited to such account maintained at the DTC as such stockholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the DTC as the account from which such Shares were delivered.

     8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     10. IF ANY CERTIFICATE(S) REPRESENTING SHARES HAVE BEEN LOST OR DESTROYED, THE HOLDERS SHOULD PROMPTLY NOTIFY THE DEPOSITARY, CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, AT (212) 509-4000. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN "THE TENDER OFFER -- SECTION 1. TERMS OF THE OFFER; EXPIRATION DATE" OF THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instruc-tions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

                        The Depositary for the Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

           By Mail:                        By Hand:                  By Overnight Courier:
          2 Broadway                      2 Broadway                      2 Broadway
          19th Floor                      19th Floor                      19th Floor
      New York, NY 10004              New York, NY 10004              New York, NY 10004

     Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                               MORROW & CO., INC.
                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                        Banks and Brokerage Firms Call:
                                 (800) 662-5200

                           Stockholders Please Call:
                                 (800) 566-9061

                      The Dealer Manager for the Offer is:

                       FIRST UNION CAPITAL MARKETS CORP.
                      One First Union Center, Fifth Floor
                         301 South College Street, DC-5
                            Charlotte, NC 28288-0608
                                 (800) 532-2916